Filed Pursuant to Rule 424(b)(3)
                                                     Registration No. 333-102259

                        TEVA PHARMACEUTICAL FINANCE B.V.

                     TEVA PHARMACEUTICALS INDUSTRIES LIMITED

                                SUPPLEMENT NO. 1
                              DATED APRIL 11, 2003


                                       TO

                                   PROSPECTUS
                              DATED MARCH 21, 2003


     This supplement is part of and should be read in conjunction with our prospectus dated April 21,2003. The information we present in this supplement supersedes similar information included in the prospectus.

     We are supplementing the information under the caption "Selling Securityholders" to include new Selling Securityholders and the number of Debentures and ADRs owned and offered thereby:

                                                                       Principal
                                                                       Amount of
                                                                      Debentures
                                                 ADRs Beneficially     Owned and
                                                       Owned            Offered       ADRs
                                                  Before Offering        Hereby      Offered     ADRs Beneficially Owned
Name and Address of Selling Securityholder            (1)(2)          (in $1,000s)  Hereby (1)      After Offering (2)
--------------------------------------------   -------------------    -----------   ----------   -----------------------
                                                        Percentage                                           Percentage
                                                Amount     (3)                                     Amount        (3)
                                               -------  ----------    -----------   ----------   --------    ----------
Advisory Convertible Arbitrage Fund (I) L.P.    23,311       *            1,000       23,311         0          N/A
   (5)
   c/o General Counsel's Office, American
   Express Financial Advisors Inc.
   50592 AXP Financial Center
   Minneapolis, MN  55474

AM Investment D Fund I, LP
   c/o AM Investment Partners                   27,973       *            1,200       27,973         0          N/A
   350 Park Avenue, 4th Floor
   New York, NY 10022

----------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's debentures at a conversion rate of 23.3106 ADRs per each
$1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50%
Convertible Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 0.75% Convertible Senior Debentures due 2021 at a conversion rate of
23.3036 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.



                                                                       Principal
                                                                       Amount of
                                                                      Debentures
                                                 ADRs Beneficially     Owned and
                                                       Owned            Offered       ADRs
                                                  Before Offering        Hereby      Offered     ADRs Beneficially Owned
Name and Address of Selling Securityholder            (1)(2)          (in $1,000s)  Hereby (1)      After Offering (2)
--------------------------------------------   -------------------    -----------   ----------   -----------------------
                                                        Percentage                                           Percentage
                                                Amount     (3)                                     Amount        (3)
                                               -------  ----------    -----------   ----------   --------    ----------
AM Investment E Fund, LP
   c/o AM Investment Partners                  132,870       *            5,700      132,870         0          N/A
   350 Park Avenue, 4th Floor
   New York, NY 10022

Arkansas Teachers Retirement
   c/o Nicholas Appelgate                       77,741       *            3,335       77,741         0          N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

Baptist Health of South Florida
   c/o Nicholas Appelgate                       14,919       *              640       14,919         0          N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

CALAMOS Convertible Fund - CALAMOS
   Investment Trust                            201,443       *            7,000      201,443       38,269        *
   c/o CALAMOS Investments
   1111 East Warrenville Road
   Naperville, IL 60563-1493

Canyon Capital Arbitrage Master Fund, Ltd.
   (5)                                         153,836       *            4,650      153,836       45,442        *
   c/o Canyon Capital Advisors LLC
   9665 Wilshire Blvd., Ste. 200
   Beverly Hills, CA 90212

Canyon Value Realization Fund (Cayman), Ltd
   (5)                                         230,754       *            6,975      230,754       68,163        *
c/o Canyon Capital Advisors LLC
   9665 Wilshire Blvd., Ste. 200
   Beverly Hills, CA 90212

Canyon Value Realization Fund, L.P. (5)
c/o Canyon Capital Advisors LLC                102,558       *            3,100      102,558       30,295        *
   9665 Wilshire Blvd., Ste. 200
   Beverly Hills, CA 90212

Canyon Value Realization MAC 18, LTD (RMF)
   (5)                                          25,640       *              775       25,640        7,574        *
c/o Canyon Capital Advisors LLC
   9665 Wilshire Blvd., Ste. 200
   Beverly Hills, CA 90212

----------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's debentures at a conversion rate of 23.3106 ADRs per each
$1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50%
Convertible Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 0.75% Convertible Senior Debentures due 2021 at a conversion rate of
23.3036 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.


                                                           -2-


                                                                       Principal
                                                                       Amount of
                                                                      Debentures
                                                 ADRs Beneficially     Owned and
                                                       Owned            Offered       ADRs
                                                  Before Offering        Hereby      Offered     ADRs Beneficially Owned
Name and Address of Selling Securityholder            (1)(2)          (in $1,000s)  Hereby (1)      After Offering (2)
--------------------------------------------   -------------------    -----------   ----------   -----------------------
                                                        Percentage                                           Percentage
                                                Amount     (3)                                     Amount        (3)
                                               -------  ----------    -----------   ----------   --------    ----------
CFFX, LLC (5)                                  139,864       *            6,000      139,864         0          N/A
c/o Compass Asset Management, LLC
   30 South Wacker Drive, Suite 2707
   Chicago, IL 60610

Ellsworth Convertible Growth and Income
   Fund, Inc.                                   23,302       *            1,000       23,302         0          N/A
c/o Davis Dinsmore Management
   65 Madison Avenue
   Morristown, NJ 07960

Engineers Joint Pension Fund
c/o Nicholas Appelgate                           7,457       *              320        7,457         0          N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

Fore Convertible Masterfund Limited
c/o Fore Advisors                              104,898       *            4,500      104,898         0          N/A
   280 Park Avenue, 43rd Floor
   New York, NY 10017

Goldman Sachs & Co.(4)
   295 Chipeta Way                             137,533       *            5,900      137,533         0          N/A
   Salt Lake City, UT 84108

Innovest Finanzdienstle
c/o Nicholas Appelgate                          19,231       *              825       19,231         0          N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

KBC Financial Products USA Inc. (4)(5)
   140 East 45th Street                         11,073       *              475       11,077         0          N/A
   2 Grand Central Tower, 42nd Floor
   New York, NY 10017-3144

Lyxor/AM Investment Fund, Ltd.
   c/o AM Investment Partners                   48,952       *            2,100       48,952         0          N/A
   350 Park Avenue, 4th Floor
   New York, NY 10022

Nicholas Appelgate Capital Management
   Convertible Fund                             13,870       *              595       13,870         0          N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

----------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's debentures at a conversion rate of 23.3106 ADRs per each
$1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50%
Convertible Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 0.75% Convertible Senior Debentures due 2021 at a conversion rate of
23.3036 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.


                                                           -3-



                                                                       Principal
                                                                       Amount of
                                                                      Debentures
                                                 ADRs Beneficially     Owned and
                                                       Owned            Offered       ADRs
                                                  Before Offering        Hereby      Offered     ADRs Beneficially Owned
Name and Address of Selling Securityholder            (1)(2)          (in $1,000s)  Hereby (1)      After Offering (2)
--------------------------------------------   -------------------    -----------   ----------   -----------------------
                                                        Percentage                                           Percentage
                                                Amount     (3)                                     Amount        (3)
                                               -------  ----------    -----------   ----------   --------    ----------
Physicians Life
   c/o Nicholas Appelgate                        4,079       *              175        4,079         0          N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

R2 Investments, LLC
   c/o Amalgamated Gadget, L.P.                313,229       *            1,000      313,229      289,918         *
   301 Commerce Street, Suite 2975
   Fort Worth, TX 76102

RCG Halifax Master Fund, Ltd.
   c/o Ramius Capital Group, LLC                17,483       *              750       17,483         0          N/A
   666 Third Avenue, 26th Floor
   New York, NY 10017

RCG Latitude Master Fund, Ltd.
   c/o Ramius Capital Group, LLC                69,932       *            3,000       69,932         0          N/A
   666 Third Avenue, 26th Floor
   New York, NY 10017

RCG Multi Strategy A/C. LP
   c/o Ramius Capital Group, LLC                46,621       *            2,000       46,621         0          N/A
   666 Third Avenue, 26th Floor
   New York, NY 10017

San Diego City Retirement
   c/o Nicholas Appelgate                       16,317       *              700       16,317         0          N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

San Diego County Convertible
   c/o Nicholas Appelgate                       35,432       *            1,520       35,432         0          N/A
   600 West Broadway, 32nd Floor
   San Diego, CA 92101

Southern Farm Bureau Life Insurance
   c/o Froley Levy Investment Company Inc.      19,814       *              850       19,814         0          N/A
   10900 Wilshire Boulevard, Suite 900
   Los Angeles CA  90024

----------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's debentures at a conversion rate of 23.3106 ADRs per each
$1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50%
Convertible Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 0.75% Convertible Senior Debentures due 2021 at a conversion rate of
23.3036 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.


                                                           -4-



                                                                       Principal
                                                                       Amount of
                                                                      Debentures
                                                 ADRs Beneficially     Owned and
                                                       Owned            Offered       ADRs
                                                  Before Offering        Hereby      Offered     ADRs Beneficially Owned
Name and Address of Selling Securityholder            (1)(2)          (in $1,000s)  Hereby (1)      After Offering (2)
--------------------------------------------   -------------------    -----------   ----------   -----------------------
                                                        Percentage                                           Percentage
                                                Amount     (3)                                     Amount        (3)
                                               -------  ----------    -----------   ----------   --------    ----------
Starvest Convertible Securities Fund
   c/o Froley Levy Investment Company Inc.       6,993       *              300        6,993         0          N/A
   10900 Wilshire Boulevard, Suite 900
   Los Angeles CA  90024

Suttonbrook Capital Portfolio LP
   c/o Suttonbrook Capital                     233,106       *           10,000      233,106         0          N/A
   654 Madison Avenue, Suite 1009
   New York, NY 10021-8435

UBS AG London Branch
   c/o Froley Levy Investment Company Inc.     307,747       *           13,202      307,747         0          N/A
   10900 Wilshire Boulevard, Suite 900
   Los Angeles CA  90024

US Bank FBO Benedictine Health Systems
   c/o Froley Levy Investment Company Inc.       2,914       *              125        2,914         0          N/A
   10900 Wilshire Boulevard, Suite 900
   Los Angeles CA  90024

Wake Forest University
   c/o Nicholas Appelgate                       10,956       *              470       10,956         0          N/A
   600 West Broadway, 32nd Floor
   San Diego, CA  92101

Wyoming State Treasurer
   c/o Nicholas Appelgate                       19,115       *              820       19,115         0          N/A
   600 West Broadway, 32nd Floor
   San Diego, CA  92101

----------

*  Less than 1%

(1) Assumes conversion of all of the selling securityholder's debentures at a conversion rate of 23.3106 ADRs per each
$1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(2) Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 1.50%
Convertible Senior Debentures due 2005 at a conversion rate of 23.1934 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR). Includes, if applicable, conversion of all the selling securityholder's Teva Pharmaceutical Finance, LLC 0.75% Convertible Senior Debentures due 2021 at a conversion rate of
23.3036 ADRs per each $1,000 principal amount of debentures (rounded down to the nearest whole ADR).

(3) Assumes that debentures held by other holders are not converted.

(4) The selling securityholder is a broker-dealer.

(5) The selling securityholder is an affiliate of a broker-dealer.


                                                           -5-